Net Finance Costs (Tables)	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Summary of Net Finance Costs

		€ million	€ million	€ million
		2019	2018	2017
Net finance costs	Notes		(Restated) (a)	(Restated) (a)
Finance costs		(821)	(718)	(683)
Bank loans and overdrafts		(46)	(44)	(46)
Interest on bonds and other loans (b)		(617)	(560)	(519)
Interest on lease liabilities		(100)	(127)	(127)
Dividends paid on preference shares (c)		—	—	(4)
Net gain/(loss) on transactions for which hedge accounting is not applied		(58)	13	13
On foreign exchange derivatives		(321)	144	384
Exchange difference on underlying items (d)		263	(131)	(371)
Finance income (e)		224	135	157
Pensions and similar obligations	4B	(30)	(25)	(96)

Net finance costs before non-underlying items (f)		(627)	(608)	(622)
Premium paid on buyback of preference shares		—	—	(382)

		(627)	(608)	(1004)

(a)	Restated following adoption of IFRS 16. See note 1 and note 24 for further details.
(b)
Interest on bonds and other loans includes the impact of interest rate derivatives that are part of hedge accounting relationships and the related recycling of results from the hedge accounting reserve. Includes an amount of €(6) million (2018: €(15) million) relating to unwinding of discount on deferred consideration for acquisitions and €Nil million (2018: €38 million) release of provision for interest on indirect tax cases in Brazil for which a federal tax amnesty has been applied.

(c)	Preference shares were repurchased in 2017.
(d)
2019 includes €40 million (2018: Nil) finance cost due to change in functional currency in group’s operating entities in Zimbabwe from US dollar to RTGS dollar. For further details of derivatives for which hedge accounting is not applied, please refer to note 16C.

(e)	Includes an amount of €70 million (2018: Nil) that relates to interest on tax settlement in Brazil.
(f)	See note 3 for explanation of non-underlying items.